EXHIBIT 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT is made as of August 21, 2006, by and among VUBOTICS, INC., a Nevada corporation (the ”Company”), with headquarters located at 5555 Glenridge Connector, Atlanta, Georgia 30342, and the purchasers (collectively, the “Purchasers” and each a “Purchaser”) set forth on Schedule 1 hereof, with regard to the following:

RECITALS

WHEREAS, the Company and the Purchasers are parties to that certain Common Stock and Warrant Purchase Agreement dated as of August 21, 2006 (the “Purchase Agreement”);

WHEREAS, as a condition of the obligations of, and an inducement to, the parties to consummate the purchase by the Purchasers of the Common Shares and Warrants (each as defined in the Purchase Agreement), contemplated by the Purchase Agreement, this Agreement shall be executed and delivered;

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchasers hereby agree as follows:

Any capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement.

ARTICLE I

Registration of Shares; Compliance with the Securities Act

Section 1.1             Registration Procedures and Expenses.  The Company shall:

Subject to receipt of necessary information from the Purchasers, including all information requested by Schedule 2 hereof, use commercial reasonable efforts to prepare and file with the SEC, within sixty (60) days after the Closing of the Purchase Agreement (the “Filing Date”), a registration statement (the “Registration Statement”) on Form SB-2 (or, if Form SB-2 is not then available to the Company, on such appropriate form as is then available to the Company) to enable the resale of the Registrable Shares by the Purchasers on a delayed or continuous basis under Rule 415 of the Securities Act.  “Registrable Shares” means (a) each Common Share and (b) each Warrant Share until the earlier of: (1) the date on which such share has been resold or otherwise transferred pursuant to the Registration Statement; (2) the date on which such share is transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred pursuant to Rule 144 under the Securities Act (or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder; or (3) the date on which such share ceases to be outstanding (whether as a result of redemption, repurchase and cancellation or otherwise).  Prior to the filing of the Registration Statement, the Company will provide to each Purchaser a copy of the “Selling Shareholder” section for their review, and if no comments are received within three (3) days of delivery of this section, then it will be deemed approved.

use commercial reasonable efforts, subject to receipt of necessary information from the Purchasers, including the Registration Statement Questionnaire, to cause the Registration Statement to become effective within 90 days of the Filing Date (120 days if the Registration Statement is reviewed by the SEC) (the “Effective Date Deadline”).

(c) use commercial reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 1.3 below) used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective for a period (the ”Registration Period”) not exceeding, with respect to the Purchaser’s Registrable Shares, the earlier of (i) the second anniversary of the Closing of the Purchase Agreement (provided, however, that with respect to Registrable Shares that are Warrant Shares, the foregoing date shall be the second anniversary of the date the related Warrant was exercised), (ii) the date on which all Registrable Shares then held by the Purchaser may be sold or transferred in compliance with Rule 144 under the Securities Act (or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder, and (iii) such time as all Registrable Shares held by the Purchaser have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(d)           promptly furnish to the Purchaser with respect to the Registrable Shares registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchaser;

(e)           promptly take such action as may be necessary to qualify, or obtain, an exemption for the Registrable Shares under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Shares in states specified in writing by the Purchaser;  provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f)            bear all expenses in connection with the procedures in paragraph (a) through (c) of this Section 1.1 and the registration of the Registrable Shares pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD); (ii) fees and expenses of compliance with federal securities and state “blue sky” or securities laws; (iii) expenses of printing (including printing certificates for the Registrable Shares and Prospectuses); and (iv) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company; provided, however, that the Purchaser shall be responsible for paying the fees and disbursements for the Purchasers’ respective counsel, the underwriting commissions or brokerage fees, and taxes of any kind

(including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of the Purchaser’s Registrable Shares.  The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); and

(g)           advise the Purchasers, within two (2) business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Shares under state securities or “blue sky” laws; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; and (ii) when the Prospectus or any supplements to or amendments of the Prospectus have been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective.

Section 1.2             Transfer of Shares; Suspension.

(a)           The Purchaser agrees that it will not effect any disposition of the Securities or its right to purchase the Registrable Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 1.1 or in accordance with the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

(b)           Except in the event that clause (c) below applies, the Company shall, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Purchaser copies of any documents filed pursuant to Section 1.2(b)(i); and (iii) inform the Purchaser that the Company has complied with its obligations in Section 1.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its commercially reasonable  efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 1.2(b)(iii) hereof when the amendment has become effective).

(c)           Subject to clause (d) below, in the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a notice in writing to the Purchaser (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchaser will refrain from selling any Registrable Shares pursuant to the Registration Statement (a “Suspension”) until the Purchaser’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used.  In the event of any Suspension, the Company will use its commercially reasonable efforts, consistent with the best interests of the Company and its shareholders, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Purchaser; provided, however, that the Company may on two occasions only suspend sales pursuant to the Registration Statement for a period of up to thirty (30) days if the Company furnishes to the holders of the Registrable Shares a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors, (i) the offering would interfere in any material respect with any acquisition, corporate reorganization or other material transaction under consideration by the Company or (ii) there is some other material development relating to the condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company’s best interests not to disclose such development; provided further, however, that the Company may not so suspend sales more than twice in any calendar year without the written consent of the holders of at least a majority of the then-eligible Registrable Shares consisting of outstanding shares of Common Stock.

(d)           In the event of a sale of Registrable Shares by the Purchaser under the Registration Statement, the Purchaser must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Registrable Shares may be properly transferred.

Section 1.3             Indemnification.  For the purpose of this Section 1.3, the term “Registration Statement” shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 1.1 and the term “Rules and Regulations” means the rules and regulations promulgated under the Securities Act.

(a)   Indemnification by the Company.  The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto (ii) the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them (in the case of the Prospectus only, in light of the circumstances under which they were made), not misleading, or (iii) any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement, and will reimburse the Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of the Purchaser to comply with the covenants and agreements contained in the Purchase Agreement or this Agreement, or (iii) the inaccuracy of any representations made by the Purchaser in this Agreement or (iv) any untrue statement or omission of a material fact in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.

(b)   Indemnification by the Purchaser.  The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who sign the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of the Purchaser to comply with the covenants and agreements contained in the Purchase Agreement or this Agreement or (ii) the inaccuracy of any representation or warranty made by the Purchaser in this Agreement or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus only, in light of the circumstances under which they were made), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchasers expressly for use therein; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Purchaser has delivered to the Company in writing a correction at least two (2) business days before the occurrence of the transaction from which such loss was incurred, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action for which such person is entitled to be indemnified in accordance with this Section 1.3(b).

(c)   Indemnification Procedure.

(i)    Promptly after receipt by an indemnified party under this Section 1.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.3, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 1.3 except to the extent it is materially prejudiced as a result of such failure.

(ii)   In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action, the indemnifying party will not be liable to such indemnified party under this Section 1.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

(1)   the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action), or

(2)   the indemnifying party shall not have counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

(d)   Contribution.  If a claim for indemnification under this Section 1.3 is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth in this Section 1.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

No party to this Agreement guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other party to this Agreement who was not guilty of such fraudulent misrepresentation.

Section 1.4             Termination of Conditions and Obligations.  The restrictions imposed by Article I upon the transferability of the Registrable Shares shall cease and terminate as to any particular number of the Registrable Shares upon the passage of two (2) years from the Closing of the Purchase Agreement, provided, however, that with respect to the Registrable Shares that are the Warrant Shares, the foregoing date shall be the second anniversary of the date the relevant Warrant was exercised, or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

Section 1.5             Registration Default. (a) If the Registration Statement covering  the  Registrable Shares required to be filed by  the  Company pursuant  to  Section 1.1 is not for any reason (other than through the fault of the Purchaser) declared effective  by  the  SEC  by  the Effective Date Deadline, then the Company shall make the payments to each Purchaser as provided in the next sentence as liquidated damages and not  as a  penalty. The amount to be paid by the Company to each Purchaser shall  be determined as of each Computation Date (as defined below), and such  amount shall be equal to 1% (the “Liquidated Damage Rate”) of the product of (i) the  per  unit  Purchase  Price  of the Units  under  the  Purchase  Agreement and (ii) the number of shares of Registrable Shares then  held by such Purchaser, for the period from the Effective Date Deadline to the first Computation Date, and for each 30-day period of any subsequent Computation Dates thereafter, in each case calculated on a pro  rata  basis to  the  date on which the Registration Statement is declared effective by the SEC (the “Periodic Amount”), subject to an overall limit of up to 15 months of partial liquidated damages. The full Periodic Amount shall be paid by the Company to the Purchaser in cash, or at the Company’s option, in shares of Common Stock priced at $0.30 per share, subject to equitable adjustment of such amount in the case of the issuance by the Company of additional shares of Common Stock for stock splits, stock dividends, recapitalizations and other appropriate dilutive events; provided the Periodic Amount shall be paid by the Company (if in cash by wire transfer of immediately available funds), within  three  business days after each Computation Date or three  business days  after  the  date  on  which the Registration  Statement  is  declared effective by the SEC, whichever occurs earlier.

(b) As  used in Section 1.5(a), “Computation Date” means the date which is  30  days  after  the Effective Date Deadline and, if  the  Registration Statement  to  be  filed by the Company pursuant to Section 1.1 has  not theretofore been declared effective by the SEC, each date which is 30 days after the previous Computation Date until such Registration Statement is so declared effective.

ARTICLE II

MISCELLANEOUS

Section 2.1             Governing Law: Jurisdiction.  This Agreement shall be governed by and construed in accordance with the Nevada Revised Statutes (in respect of matters of corporation law) and the laws of the State of New York (in respect of all other matters) applicable to contracts made and to be performed in the State of New York. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the County of New York in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and each Purchaser further agrees that service of process upon the Company or such Purchaser, as applicable, mailed by the first class mail in accordance with Section 2.6 shall be deemed in every respect effective service of process upon the Company or such Purchaser in any suit or proceeding arising hereunder. Nothing herein shall affect Purchaser’s right to serve process in any other manner permitted by law.  The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.  The parties hereto irrevocably waive any right to a trial by jury under applicable law.

Section 2.2             Counterparts.  This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party.  In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties as soon as practicable thereafter.

Section 2.3             Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 2.4             Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

Section 2.5             Entire Agreement; Amendments.  This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the maters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

Section 2.6             Notices.  Notices shall be delivered in accordance with the Purchase Agreement.

Section 2.7             Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.  Notwithstanding the foregoing, each Purchaser may assign its rights and obligations hereunder to any of its “affiliates,” as that term is defined under the Securities Act, without the consent of the Company so long as such affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement.  This provision shall not limit each Purchaser’s right to transfer the Securities pursuant to the terms of this Agreement or to assign such Purchaser’s rights hereunder to any such transferee.  In that regard, if a Purchaser sells all or part of its Common Shares to someone that acquires the shares subject to restrictions on transferability (other than restrictions, if any, arising out of the transferee’s status as an affiliate of the Company), such Purchaser shall be permitted to assign its rights hereunder, in whole or in part, to such transferee.

Section 2.8             Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

VUBOTICS, INC.

By:
Name:
Title: President and Chief Executive Officer

PURCHASERS:

Address:

Address:

Address:

Address:

Schedule 2
to
Registration Rights Agreement

REGISTRATION STATEMENT QUESTIONNAIRE

To:          Vubotics, Inc.

c/o Sichenzia Ross Friedman Ference LLP

1065 Avenue of the Americas, 21st Floor

New York, NY 10018

Attention:  Darrin M. Ocasio, Esq.
Facsimile: (212) 930-9725

Reference is made to the Registration Rights Agreement (the “Agreement”), made between Vubotics, Inc., a Nevada corporation (the “Company”), and the Purchasers noted therein.

The undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement contemplated by Section 1 of the Agreement.

(1)           Name and Contact Information:

Full legal name of record holder:

Address of record holder:

Social Security Number or Taxpayer identification number of record holder:

Identity of beneficial owner (if different than record holder):

Name of contact person:

Telephone number of contact person:

Fax number of contact person:

E-mail address of contact person:

(2)           Beneficial Ownership of Registrable Shares:

(a) Number of Registrable Shares owned by Selling Shareholder:

(b) Number of Registrable Shares requested to be registered:

(3)                                Beneficial Ownership of Other Securities of the Company Owned by the Selling Shareholder:

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Shares listed above in Item (2)(a).

Type and amount of other securities beneficially owned by the Selling Shareholder:

(4)           Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates,officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

 (5)          Selling Shareholder Affiliations:

(a) Is the Selling Shareholder a registered broker-dealer?

(b)   Is the Selling Shareholder an affiliate of a registered broker-dealer(s)?(For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

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(c) If the answer to Item (6)(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

(d) If the answer to Item (6)(b) is yes, did the Selling Shareholder acquire the Registrable Shares in the ordinary course of business (if not, please explain)?

(e)   If the answer to Item (6)(b) is yes, did the Selling Shareholder, at the time of purchase of the Registrable Shares, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Shares (if yes, please explain)?

(6)                                 Voting or Investment Control over the Registrable Shares:

If the Selling Shareholder is not a natural person, please identify the natural person or persons who have voting or investment control over the Registrable Shares listed in Item (2) above:

Pursuant to the Agreement, the undersigned acknowledges that the Company may, by notice to the Placement Agent, suspend or withdraw the Registration Statement and require that the undersigned immediately cease sales of Registrable Shares pursuant to the Registration Statement under certain circumstances described in the Agreement.  At any time that such notice has been given, the undersigned may not sell Registrable Shares pursuant to the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate.  THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

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Signature of Record Holder (Please sign your name in exactly the same manner as the certificate(s) for the shares being registered)

Dated: , 2006

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Exhibit A

CERTIFICATE OF SUBSEQUENT SALE

Standard Registrar and Transfer Company, Inc.

12528 South 1840 East

Draper, Utah 84020

RE:	Sale of Shares of Common Stock of Vubotics, Inc. (the “Company”) pursuant to the Company’s Prospectus dated (the “Prospectus”)

Ladies and Gentlemen:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):
Record Holder (e.g., if held in name of nominee):
Restricted Stock Certificate No.(s):
Number of Shares Sold:
Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND.  Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,

Dated:

By:
Print Name:
Title:
cc: